UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2007 (February 20, 2007)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Mellon Bank Center, 1735 Market Street, Suite LL Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 20, 2007, the following entities (each a “Party” and, collectively, the “Parties”) amended their February 8, 2002 Omnibus Agreement, which had been amended previously by Amendment No. 2006-1 (as previously amended, the “Omnibus Agreement”):

•	Sunoco Logistics Partners L.P. (the “Partnership”),

•	Sunoco Partners LLC (the “Company”) its general partner,

•	Sunoco, Inc. (“Sunoco”),

•	Sunoco, Inc. (R&M),

•	Sunoco Logistics Partners Operations L.P.,

•	Sun Pipe Line Company of Delaware,

•	Atlantic Petroleum Corporation,

•	Sun Pipe Line Company, and

•	Sun Pipe Line Delaware (Out) LLC, (as successor to Sun Pipe Line Services (Out) LLC).

Section 4.1 of the Omnibus Agreement addresses the Partnership’s obligation to pay the Company an annual fee for the provision by Sunoco of certain general and administrative services. As amended, the term has been extended one year, at an annual Administrative Fee of Six Million Four Hundred Eighty-Six Thousand Dollars ($6,486,000), subject to certain offsets.

A copy of the Omnibus Agreement was filed as Exhibit 10.5 to the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and a copy of Amendment No. 2006-1 to the Omnibus Agreement was filed as Exhibit 10.5.1 to the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

A copy of the agreement with Sunoco extending the term of Section 4.1 of the Omnibus Agreement is filed herewith as Exhibit 10.1, and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

10.1	Amendment No. 2007-1 to Omnibus Agreement, dated as of February 20, 2007, and effective January 1, 2007, by and among Sunoco, Inc., Sunoco, Inc. (R&M), Sun Pipe Line Company of Delaware LLC, Atlantic Petroleum Corporation, Sun Pipe Line Company, Sun Pipe Line Delaware (Out) LLC, Sunoco Logistics Partners L.P., Sunoco Logistics Partners Operations L.P., and Sunoco Partners LLC.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC
its General Partner

/s/ DANIEL D. LEWIS
Daniel D. Lewis
Comptroller

Date: February 22, 2007

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EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Amendment No. 2007-1 to Omnibus Agreement, dated as of February 20, 2007, and effective January 1, 2007, by and among Sunoco, Inc., Sunoco, Inc. (R&M), Sun Pipe Line Company of Delaware LLC, Atlantic Petroleum Corporation, Sun Pipe Line Company, Sun Pipe Line Delaware (Out) LLC, Sunoco Logistics Partners L.P., Sunoco Logistics Partners Operations L.P., and Sunoco Partners LLC.

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